Additional Sub-Custodian Exhibit99.77Q3 Reference Item 15


HSBC Bank Argentina S.A.
Sub-Custodian
Avenida Martin Garcia 464, 5th Floor
C1268ABN Buenos Aires
ARGENTINA
Foreign Custodian Rule 17f-5



JPMorgan Chase Bank, N.A.**
Sub-Custodian
Level 19, 55 Collins Street
Melbourne 3000
AUSTRALIA
Foreign Custodian Rule 17f-5



UniCredit Bank Austria AG
Sub-Custodian
Julius Tandler Platz - 3
A-1090 Vienna
AUSTRIA
Foreign Custodian Rule 17f-5



HSBC Bank Middle East Limited
Sub-Custodian
1st Floor, Building No 2505, Road No 2832
Al Seef 428
BAHRAIN
Foreign Custodian Rule 17f-5



Standard Chartered Bank
Sub-Custodian
Portlink Tower
Level-6, 67 Gulshan Avenue
Gulshan
Dhaka -1212
BANGLADESH
Foreign Custodian Rule 17f-5



BNP Paribas Securities Services S.C.A.
Sub-Custodian
Central Plaza Building
Rue de Loxum, 25
7th Floor
1000 Brussels
BELGIUM
Foreign Custodian Rule 17f-5



HSBC Bank Bermuda Limited
Sub-Custodian
6 Front Street
Hamilton HM 11
BERMUDA
Foreign Custodian Rule 17f-5



Standard Chartered Bank Botswana Limited
Sub-Custodian
5th Floor, Standard House
P.O. Box 496
Queens Road, The Mall
Gaborone
BOTSWANA
Foreign Custodian Rule 17f-5




J.P. Morgan S.A. DTVM**
Sub-Custodian
Av. Brigadeiro Faria Lima, 3729, Floor 06
Sao Paulo SP 04538-905
BRAZIL
Foreign Custodian Rule 17f-5




Citibank Europe plc
Sub-Custodian
Serdika Offices
10th Floor
48 Sitnyakovo Blvd
Sofia 1505
BULGARIA
Foreign Custodian Rule 17f-5



Canadian Imperial Bank of Commerce
Sub-Custodian
Commerce Court West
Security Level
Toronto Ontario M5L 1G9
CANADA
Foreign Custodian Rule 17f-5


Royal Bank of Canada
Sub-Custodian
155 Wellington Street West, 2nd Floor
Toronto Ontario M5V 3L3
CANADA
Foreign Custodian Rule 17f-5



Banco Santander Chile
Sub-Custodian
Bandera 140, Piso 4
Santiago
CHILE
Foreign Custodian Rule 17f-5



HSBC Bank (China) Company Limited
Sub-Custodian
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA
Foreign Custodian Rule 17f-5




HSBC Bank (China) Company Limited
Sub-Custodian
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.**
Sub-Custodian
48th Floor, One Island East
18 Westlands Road, Quarry Bay
Hong Kong
Foreign Custodian Rule 17f-5

Cititrust Colombia S.A.
Sub-Custodian
Carrera 9 A# 99-02, 3rd floor
Bogota
COLOMBIA
Foreign Custodian Rule 17f-5


Banco BCT, S.A.
Sub-Custodian
150 Metros Norte de la Catedral Metropolitana
Edificio BCT
San Jose
COSTA RICA
Foreign Custodian Rule 17f-5




Privredna banka Zagreb d.d.
Sub-Custodian
Radnicka cesta 50
10000 Zagreb
CROATIA
Foreign Custodian Rule 17f-5



HSBC Bank plc
Sub-Custodian
109-111, Messogian Ave.
115 26 Athens
GREECE
Foreign Custodian Rule 17f-5




UniCredit Bank Czech Republic and Slovakia, a.s.
Sub-Custodian
BB Centrum - FILADELFIE
Zeletavska 1525-1
140 92 Prague 1
CZECH REPUBLIC
Foreign Custodian Rule 17f-5


Nordea Bank Danmark A/S
Sub-Custodian
Christiansbro
Strandgade 3
P.O. Box 850
DK-0900 Copenhagen
DENMARK
Foreign Custodian Rule 17f-5



Citibank, N.A.
Sub-Custodian
4 Ahmed Pasha Street
Garden City
Cairo
EGYPT
Foreign Custodian Rule 17f-5



Swedbank AS
Sub-Custodian
Liivalaia 8
15040 Tallinn
ESTONIA
Foreign Custodian Rule 17f-5



Nordea Bank Finland Plc
Sub-Custodian
Aleksis Kiven katu 3-5
FIN-00020 NORDEA Helsinki
FINLAND
Foreign Custodian Rule 17f-5



BNP Paribas Securities Services S.C.A.
Sub-Custodian
3, rue d Antin
75002 Paris
FRANCE
Foreign Custodian Rule 17f-5




Deutsche Bank AG
Sub-Custodian
Alfred-Herrhausen-Allee 16-24
D-65760 Eschborn
GERMANY
Foreign Custodian Rule 17f-5


J.P. Morgan AG#**
Sub-Custodian
Taunustor 1 (TaunusTurm)
60310 Frankfurt am Main
GERMANY
Foreign Custodian Rule 17f-5




Standard Chartered Bank Ghana Limited
Sub-Custodian
Accra High Street
P.O. Box 768
Accra
GHANA
Foreign Custodian Rule 17f-5




HSBC Bank plc
Sub-Custodian
Messogion 109-111
11526 Athens
GREECE
Foreign Custodian Rule 17f-5



JPMorgan Chase Bank, N.A.**
Sub-Custodian
48th Floor, One Island East
18 Westlands Road, Quarry Bay
HONG KONG
Foreign Custodian Rule 17f-5




Deutsche Bank AG
Sub-Custodian
Hold utca 27
H-1054 Budapest
HUNGARY
Foreign Custodian Rule 17f-5


Islandsbanki hf.
Sub-Custodian
Kirkjusandur 2
IS-155 Reykjavik
ICELAND
Foreign Custodian Rule 17f-5



JPMorgan Chase Bank, N.A.**
Sub-Custodian
6th Floor, Paradigm 'B' Wing
Mindspace, Malad (West)
Mumbai 400 064
INDIA
Foreign Custodian Rule 17f-5




Deutsche Bank AG
Sub-Custodian
Deutsche Bank Building
80 Jl. Inman Bonjol
Jakarta 10310
INDONESIA
Foreign Custodian Rule 17f-5



JPMorgan Chase Bank, N.A.**
Sub-Custodian
25 Bank Street, Canary Wharf
London E14 5JP
UNITED KINGDOM
Foreign Custodian Rule 17f-5




Bank Leumi le-Israel B.M.
Sub-Custodian
35, Yehuda Halevi Street
65136 Tel Aviv
ISRAEL
Foreign Custodian Rule 17f-5



BNP Paribas Securities Services S.C.A.
Sub-Custodian
Via Asperto, 5
20123 Milan
ITALY
Foreign Custodian Rule 17f-5



Mizuho Bank, Ltd.
Sub-Custodian
2-15-1, Konan
Minato-ku
Tokyo 108-6009
JAPAN
Foreign Custodian Rule 17f-5


The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Sub-Custodian
1-3-2 Nihombashi Hongoku-cho
Chuo-ku
Tokyo 103-0021
JAPAN
Foreign Custodian Rule 17f-5



Standard Chartered Bank
Shmeissani Branch
Sub-Custodian
Al-Thaqafa Street
Building # 2
P.O.BOX 926190
Amman
JORDAN
Foreign Custodian Rule 17f-5



JSC Citibank Kazakhstan
Sub-Custodian
Park Palace, Building A, Floor 2
41 Kazybek Bi
Almaty 050010
KAZAKHSTAN
Foreign Custodian Rule 17f-5



Standard Chartered Bank Kenya Limited
Sub-Custodian
Chiromo
48 Westlands Road
Nairobi 00100
KENYA
Foreign Custodian Rule 17f-5



HSBC Bank Middle East Limited
Sub-Custodian
Kuwait City, Qibla Area
Hamad Al-Saqr Street, Kharafi Tower
G/1/2 Floors
Safat 13017
KUWAIT
Foreign Custodian Rule 17f-5



Swedbank AS
Sub-Custodian
Balasta dambis 1a
Riga LV-1048
LATVIA
Foreign Custodian Rule 17f-5



HSBC Bank Middle East Limited
HSBC Main Building
Sub-Custodian
Riad El Solh, P.O. Box 11-1380
1107-2080 Beirut
LEBANON
Foreign Custodian Rule 17f-5




AB SEB Bankas
Sub-Custodian
12 Gedimino pr.
LT 2600 Vilnius
LITHUANIA
Foreign Custodian Rule 17f-5



BNP Paribas Securities Services S.C.A.
Sub-Custodian
33, Rue de Gasperich
L-5826 Hesperange
LUXEMBOURG
Foreign Custodian Rule 17f-5


Standard Bank Limited, Malawi
Sub-Custodian
1st Floor Kaomba House
Cnr Glyn Jones Road & Victoria Avenue
Blantyre
MALAWI
Foreign Custodian Rule 17f-5




HSBC Bank Malaysia Berhad
Sub-Custodian
2 Leboh Ampang
12th Floor, South Tower
50100 Kuala Lumpur
MALAYSIA
Foreign Custodian Rule 17f-5



The Hongkong and Shanghai Banking Corporation Limited
HSBC Centre
Sub-Custodian
18 Cybercity
Ebene
MAURITIUS
Foreign Custodian Rule 17f-5


Banco Nacional de Mexico, S.A.
Sub-Custodian
Act. Roberto Medellin No. 800 3er Piso Norte
Colonia Santa Fe
01210 Mexico, D.F.
MEXICO
Foreign Custodian Rule 17f-5


Societe Generale Marocaine de Banques
Sub-Custodian
55 Boulevard Abdelmoumen
Casablanca 20100
MOROCCO
Foreign Custodian Rule 17f-5


Standard Bank Namibia Limited
Mutual Platz
Sub-Custodian
2nd Floor, Standard Bank Centre
Cnr. Stroebel and Post Streets
P.O.Box 3327
Windhoek
NAMIBIA
Foreign Custodian Rule 17f-5



BNP Paribas Securities Services S.C.A.
Sub-Custodian
Herengracht 595
1017 CE Amsterdam
NETHERLANDS



JPMorgan Chase Bank, N.A.**
Sub-Custodian
Level 13, 2 Hunter Street
Wellington 6011
NEW ZEALAND
Foreign Custodian Rule 17f-5



Stanbic IBTC Bank Plc
Sub-Custodian
Plot 1712
Idejo Street
Victoria Island
Lagos
NIGERIA
Foreign Custodian Rule 17f-5


Nordea Bank Norge ASA
Sub-Custodian
Essendropsgate 7
PO Box 1166
NO-0107 Oslo
NORWAY
Foreign Custodian Rule 17f-5



HSBC Bank Oman S.A.O.G.
Sub-Custodian
2nd Floor Al Khuwair
PO Box 1727 PC 111
Seeb
OMAN
Foreign Custodian Rule 17f-5




Standard Chartered Bank (Pakistan) Limited
Sub-Custodian
P.O. Box 4896
Ismail Ibrahim Chundrigar Road
Karachi 74000
PAKISTAN
Foreign Custodian Rule 17f-5



Citibank del Peru S.A.
Sub-Custodian
Av. Canaval y Moreryra 480 Piso 4
San Isidro, Lima 27
PERU
Foreign Custodian Rule 17f-5



The Hongkong and Shanghai Banking Corporation Limited
Sub-Custodian
7/F HSBC Centre
3058 Fifth Avenue West
Bonifacio Global City
1634 Taguig City
PHILIPPINES
Foreign Custodian Rule 17f-5


Bank Handlowy w. Warszawie S.A.
Sub-Custodian
ul. Senatorska 16
00-923 Warsaw
POLAND
Foreign Custodian Rule 17f-5


BNP Paribas Securities Services S.C.A.
Sub-Custodian
Avenida D.Joao II, Lote 1.18.01, Bloco B,
7o andar
1998-028 Lisbon
PORTUGAL
Foreign Custodian Rule 17f-5



HSBC Bank Middle East Limited
Sub-Custodian
2nd Floor, Ali Bin Ali Tower
Building 150 (Airport Road)
PO Box 57
Doha
QATAR
Foreign Custodian Rule 17f-5



Citibank Europe plc
Sub-Custodian
145 Calea Victoriei
1st District
010072 Bucharest
ROMANIA
Foreign Custodian Rule 17f-5


J.P. Morgan Bank International (Limited Liability Company)**
Sub-Custodian
10, Butyrsky Val
White Square Business Centre
Floor 12
Moscow 125047
RUSSIA
Foreign Custodian Rule 17f-5



HSBC Saudi Arabia Limited
Sub-Custodian
2/F HSBC Building
Olaya Road, Al-Murooj
Riyadh 11413
SAUDI ARABIA
Foreign Custodian Rule 17f-5




Unicredit Bank Srbija a.d.
Sub-Custodian
Rajiceva 27-29
11000 Belgrade
SERBIA
Foreign Custodian Rule 17f-5



DBS Bank Ltd
Sub-Custodian
10 Toh Guan Road
DBS Asia Gateway, Level 04-11 (4B)
608838
SINGAPORE
Foreign Custodian Rule 17f-5



UniCredit Bank Czech Republic and Slovakia, a.s.
Sub-Custodian
Sancova 1/A
SK-813 33 Bratislava
SLOVAK REPUBLIC
Foreign Custodian Rule 17f-5



UniCredit Banka Slovenija d.d.
Sub-Custodian
Smartinska 140
SI-1000 Ljubljana
SLOVENIA
Foreign Custodian Rule 17f-5



FirstRand Bank Limited
Sub-Custodian
1 Mezzanine Floor, 3 First Place, Bank City
Cnr Simmonds and Jeppe Streets
Johannesburg 2001
SOUTH AFRICA
Foreign Custodian Rule 17f-5



Standard Chartered Bank Korea Limited
Sub-Custodian
47 Jongro, Jongro-Gu
Seoul 03160
SOUTH KOREA
Foreign Custodian Rule 17f-5



Kookmin Bank Co., Ltd.
Sub-Custodian
84, Namdaemun-ro
Jung-gu, Seoul 100-845
SOUTH KOREA
Foreign Custodian Rule 17f-5




Santander Securities Services, S.A.
Sub-Custodian
Ciudad Grupo Santander
Avenida de Cantabria, s/n
Edificio Ecinar, planta baja
Boadilla del Monte
28660 Madrid
SPAIN
Foreign Custodian Rule 17f-5




The Hongkong and Shanghai Banking Corporation Limited
Sub-Custodian
24 Sir Baron Jayatillaka Mawatha
Colombo 1
SRI LANKA

Foreign Custodian Rule 17f-5


Nordea Bank AB (publ)
Sub-Custodian
Hamngatan 10
SE-105 71 Stockholm
SWEDEN
Foreign Custodian Rule 17f-5


UBS Switzerland AG
Sub-Custodian
45 Bahnhofstrasse
8021 Zurich
SWITZERLAND
Foreign Custodian Rule 17f-5



JPMorgan Chase Bank, N.A.**
Sub-Custodian
8th Floor, Cathay Xin Yi Trading Building
No. 108, Section 5, Xin Yi Road
Taipei 11047
TAIWAN
Foreign Custodian Rule 17f-5



Stanbic Bank Tanzania Limited
Sub-Custodian
Stanbic Centre
Corner Kinondoni and A.H.Mwinyi Roads
P.O. Box 72648
Dar es Salaam
TANZANIA
Foreign Custodian Rule 17f-5



Standard Chartered Bank (Thai) Public Company Limited
Sub-Custodian
14th Floor, Zone B
Sathorn Nakorn Tower
90 North Sathorn Road Bangrak
Silom, Bangrak
Bangkok 10500
THAILAND
Foreign Custodian Rule 17f-5




Republic Bank Limited
Sub-Custodian
9-17 Park Street
Port of Spain
TRINIDAD AND TOBAGO

Foreign Custodian Rule 17f-5


Banque Internationale Arabe de Tunisie, S.A.
Sub-Custodian
70-72 Avenue Habib Bourguiba
P.O. Box 520
Tunis 1000
TUNISIA
Foreign Custodian Rule 17f-5




Citibank A.S.
Sub-Custodian
Inkilap Mah., Yilmaz Plaza
O. Faik Atakan Caddesi No: 3
34768 Umraniye- Istanbul
TURKEY
Foreign Custodian Rule 17f-5




Standard Chartered Bank Uganda Limited
Sub-Custodian
5 Speke Road
P.O. Box 7111
Kampala
UGANDA
Foreign Custodian Rule 17f-5



PJSC Citibank
Sub-Custodian
16-g Dilova Street
03150 Kiev
UKRAINE
Foreign Custodian Rule 17f-5



HSBC Bank Middle East Limited
Sub-Custodian
Emaar Square, Level 4, Building No. 5
P.O. Box 502601
Dubai
UNITED ARAB EMIRATES
Foreign Custodian Rule 17f-5




HSBC Bank Middle East Limited
Sub-Custodian
Emaar Square, Level 4, Building No. 5
P.O. Box 502601
Dubai
UNITED ARAB EMIRATES
Foreign Custodian Rule 17f-5



HSBC Bank Middle East Limited
Sub-Custodian
Emaar Square, Level 4, Building No. 5
P.O. Box 502601
Dubai
UNITED ARAB EMIRATES
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.**
Sub-Custodian
25 Bank Street, Canary Wharf
London E14 5JP
UNITED KINGDOM
Foreign Custodian Rule 17f-5



Deutsche Bank AG Depository and Clearing
Centre
Sub-Custodian
10 Bishops Square
London E1 6EG
UNITED KINGDOM
Foreign Custodian Rule 17f-5


J.P. Morgan Chase Bank, N.A.**
Sub-Custodian
4 New York Plaza
New York NY 10004
UNITED STATES
Foreign Custodian Rule 17f-5



Banco Itau Uruguay S.A.
Sub-Custodian
Zabala 1463
11000 Montevideo
URUGUAY
Foreign Custodian Rule 17f-5



Citibank, N.A.
Sub-Custodian
Avenida Casanova
Centro Comercial El Recreo
Torre Norte, Piso 19
Caracas 1050
VENEZUELA
Foreign Custodian Rule 17f-5



HSBC Bank (Vietnam) Ltd.
Sub-Custodian
Centre Point
106 Nguyen Van Troi Street
Phu Nhuan District
Ho Chi Minh City
VIETNAM
Foreign Custodian Rule 17f-5



Standard Chartered Bank Cote d'Ivoire SA
Sub-Custodian
23 Boulevard de la Republique 1
01 B.P. 1141
Abidjan 17
IVORY COAST
Foreign Custodian Rule 17f-5



Standard Chartered Bank Zambia Plc
Sub-Custodian
Standard Chartered House
Cairo Road
P.O. Box 32238
Lusaka 10101
ZAMBIA
Foreign Custodian Rule 17f-5


Stanbic Bank Zimbabwe Limited
Sub-Custodian
Stanbic Centre, 3rd Floor
59 Samora Machel Avenue
Harare
ZIMBABWE
Foreign Custodian Rule 17f-5